UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2007

MARVELL TECHNOLOGY GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton HM 12
Bermuda
(Address of principal executive offices)

(441) 296-6395
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

On June 11, 2007, The NASDAQ Stock Market issued to Marvell Technology Group Ltd. (“Marvell” or the “Company”) a notice stating that the Company is not in compliance with NASDAQ Marketplace Rule 4310(c)(14) because the Company has not timely filed its Quarterly Report on Form 10-Q for the fiscal quarter ended April 28, 2007.  The Company intends to make a submission to the NASDAQ Listing and Hearing Review Council (the “Listing Counsel”) regarding its plans to file the Form 10-Q for the fiscal quarter ended April 28, 2007.  There can be no assurance that the outcome of the Listing Council’s review will be favorable to Marvell or that Marvell will remain listed on The Nasdaq Global Select Market.

The company issued a press release on June 18, 2007, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits.

99.1      Press release dated June 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2007
MARVELL TECHNOLOGY GROUP LTD.

	By:	/s/ Michael Tate
Michael Tate
Vice President, Corporate Controller and Treasurer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 18, 2007.